UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-08544
Investment Managers Series Trust III
(Exact name of registrant as specified in charter)

235 West Galena Street
Milwaukee, Wisconsin 53212
(Address of Principal Executive Offices, including Zip Code)
Diane J. Drake
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740
(Name and Address of Agent for Service)
COPIES TO:
Laurie Anne Dee
Morgan, Lewis & Bockius LLP
600 Anton Boulevard, Suite 1800
Costa Mesa, California 92626
Registrant's telephone number, including area code:
(626) 385-5777
Date of fiscal year end:
September 30
Date of reporting period:
September 30, 2024
Item 1. Report to Stockholders.
(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Act”), is as follows:
FPA New Income Fund
Institutional Class/FPNIX
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the FPA New Income Fund (“Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://fpa.com/funds/overview/new-income. You can also request this information by contacting us at (800) 638-3060.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FPA New Income Fund (Institutional Class/FPNIX)	$47	0.45%
Management’s Discussion of Fund Performance
How did the Fund perform over the reporting period?
For the twelve-month period ending September 30, 2024, the FPA New Income Fund - Institutional Class' (“Fund”) net return was 9.74%, which includes reinvestment of all distributions.
What affected the Fund’s performance?
Yields on one to five-year Treasury bonds decreased by approximately 80-110 basis points during the third quarter of 2024 while longer maturity Treasury bond yields decreased by approximately 45-70 basis points. Spreads did not change meaningfully during the third quarter and remain low on an absolute basis and relative to history. We have been taking advantage of higher yields to buy longer-duration bonds, because we believe these bonds not only offer an attractive absolute long-term return but also improve the short-term return profile of the portfolio. These longer duration investments were beneficial to the Fund’s performance as rates declined.
Despite the decrease in yields, on an absolute basis, we still see an attractive opportunity to buy longer duration, High Quality bonds (rated single-A or higher). We do not generally view Credit (investments rated BBB or lower) as attractively priced but we continue to search and will seek to opportunistically invest in Credit when we believe that the price adequately compensates for the risk of permanent impairment of capital and near-term mark-to-market risk. 1
During the past 12 months, we bought fixed-rate, High Quality bonds including agency-guaranteed residential mortgage pools, non-agency residential mortgage-backed securities (RMBS), agency-guaranteed commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) backed by equipment, ABS backed by prime quality auto loans, non-agency CMBS backed by single-family rental properties, and ABS backed by credit card receivables. We also extended the duration of the Fund’s Treasury holdings.
Fund performance can be attributed to the following: 2
The largest contributors to performance during the 12 months ending September 30, 2024:
•              Asset-backed securities (ABS) backed by equipment
•              Agency-guaranteed residential mortgage pools
•              Agency-guaranteed commercial mortgage-backed securities (CMBS)
While there were individual investments that detracted from performance during the fiscal year, there were no meaningful detractors from performance at the sector level.
1 The ratings agencies that provide ratings are the Nationally Recognized Statistical Ratings Organizations (NRSROs): DBRS, Inc., Fitch Ratings, Inc., Kroll Bond Rating Agency, Inc., Moody’s Investors Service, Inc., and S&P Global Ratings. Credit ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings of BB and below are lower-rated securities (junk bonds). High-yielding, non-investment grade bonds (junk bonds) involve higher risks than investment grade bonds. Bonds with credit ratings of CCC or below have higher default risk.
2 This information is not a recommendation for a specific security or sector and these securities/sectors may not be in the Fund at the time you receive this report. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. The portfolio holdings as of the most recent quarter-end may be obtained at https://fpa.com.
Past performance is no guarantee, nor is it indicative, of future results.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund, or for the life of the Fund, if shorter. It assumes a $10,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
FPA New Income Fund (Institutional Class/FPNIX)	9.74%	2.72%	2.46%
Bloomberg US Aggregate Bond Index	11.57%	0.33%	1.84%
Consumer Price Index Seasonally Adjusted + 100 bps	3.44%	5.23%	3.88%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit https://fpa.com/funds/performance/new-income for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$8,756,339,690
Total number of portfolio holdings	323
Total advisory fees paid (net)	$31,116,380
Portfolio turnover rate as of the end of the reporting period	63%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund. The Top Ten Holdings and Sector Allocation exclude short-term holdings, if any. The Top Ten Holdings table may not reflect the total exposure to an issuer. Interest rates presented in the Top Ten Holdings are as of the reporting period end. The Sector Allocation chart represents Bonds & Debentures of the Fund.
Top Ten Holdings
U.S. Treasury Note, 4.000%, 7/31/2029	7.7%
Fannie Mae Pool, 1.000%, 3/1/2037	1.4%
Fortress Credit Opportunities Ltd., Series 2017-9A, Class A1TR, 7.113%, 10/15/2033	1.4%
U.S. Treasury Note, 4.625%, 9/30/2030	1.3%
U.S. Treasury Note, 4.250%, 6/30/2029	1.2%
Fannie Mae Pool, 1.500%, 8/1/2036	1.0%
Freddie Mac Pool, 1.500%, 11/1/2035	1.0%
Fannie Mae Pool, 1.000%, 12/1/2036	1.0%
Verizon Master Trust, Series 2024-2, Class A, 4.830%, 12/22/2031	1.0%
Golub Capital Partners Funding Ltd., Series 2021-2A, Class A, 2.944%, 10/19/2029	1.0%
Asset Allocation
Sector Allocation
Material Fund Changes
Effective July 28, 2024, the Fund's Institutional Class's contractual expense limit was changed from 0.45% to 0.454%.
Effective on or about December 6, 2024 (the “Effective Date”), Foreside Financial Group, LLC will complete its acquisition of UMB Distribution Services, LLC, the Fund’s distributor. In connection with the acquisition, as of the Effective Date, the Fund’s distributor will change its name to Distribution Services, LLC.
First Pacific Advisors, LP (the "Adviser") has voluntarily agreed to waive the advisory fee it receives from the Fund by 0.05% from April 30, 2024 through July 27, 2024, and by 0.046% from July 28, 2024 through April 30, 2025 of the Fund’s average daily net assets. The Adviser will not seek recoupment of the advisory fees voluntarily waived.
This is a summary of certain changes to the Fund since October 1, 2023. For more complete information, you may review the Fund's prospectus, which is dated April 30, 2024 at https://fpa.com/funds/overview/new-income.
Changes in and Disagreements with Accountants
There were no changes in or disagreements with the Fund's accountants during the reporting period.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at https://fpa.com/funds/overview/new-income. You can also request this information by contacting us at (800) 638-3060.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name, or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call (800) 638-3060 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
FPA New Income Fund
Investor Class/FPNRX
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about the FPA New Income Fund (“Fund”) for the period of April 30, 2024 (commencement of operations) to September 30, 2024. You can find additional information about the Fund at https://fpa.com/funds/overview/new-income. You can also request this information by contacting us at (800) 638-3060.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FPA New Income Fund (Investor Class/FPNRX)[1]	$24	0.55%[2]
[1]
The Investor Class commenced operations on April 30, 2024.  If the Investor Class had been operational for the entire annual period of October 1, 2023 to September 30, 2024, expenses would have been higher.

[2]	Annualized.
Management’s Discussion of Fund Performance
How did the Fund perform over the reporting period?
For the twelve-month period ending September 30, 2024, the FPA New Income Fund - Investor Class' (“Fund”) net return was 9.72%3, which includes reinvestment of all distributions.
What affected the Fund’s performance?
Yields on one to five-year Treasury bonds decreased by approximately 80-110 basis points during the third quarter of 2024 while longer maturity Treasury bond yields decreased by approximately 45-70 basis points. Spreads did not change meaningfully during the third quarter and remain low on an absolute basis and relative to history. We have been taking advantage of higher yields to buy longer-duration bonds, because we believe these bonds not only offer an attractive absolute long-term return but also improve the short-term return profile of the portfolio. These longer duration investments were beneficial to the Fund’s performance as rates declined.
Despite the decrease in yields, on an absolute basis, we still see an attractive opportunity to buy longer duration, High Quality bonds (rated single-A or higher). We do not generally view Credit (investments rated BBB or lower) as attractively priced but we continue to search and will seek to opportunistically invest in Credit when we believe that the price adequately compensates for the risk of permanent impairment of capital and near-term mark-to-market risk. 1
During the past 12 months, we bought fixed-rate, High Quality bonds including agency-guaranteed residential mortgage pools, non-agency residential mortgage-backed securities (RMBS), agency-guaranteed commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) backed by equipment, ABS backed by prime quality auto loans, non-agency CMBS backed by single-family rental properties, and ABS backed by credit card receivables. We also extended the duration of the Fund’s Treasury holdings.
Fund performance can be attributed to the following: 2
The largest contributors to performance during the 12 months ending September 30, 2024:
•              Asset-backed securities (ABS) backed by equipment
•              Agency-guaranteed residential mortgage pools
•              Agency-guaranteed commercial mortgage-backed securities (CMBS)
While there were individual investments that detracted from performance during the fiscal year, there were no meaningful detractors from performance at the sector level.
1 The ratings agencies that provide ratings are the Nationally Recognized Statistical Ratings Organizations (NRSROs): DBRS, Inc., Fitch Ratings, Inc., Kroll Bond Rating Agency, Inc., Moody’s Investors Service, Inc., and S&P Global Ratings. Credit ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings of BB and below are lower-rated securities (junk bonds). High-yielding, non-investment grade bonds (junk bonds) involve higher risks than investment grade bonds. Bonds with credit ratings of CCC or below have higher default risk.
2 This information is not a recommendation for a specific security or sector and these securities/sectors may not be in the Fund at the time you receive this report. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. The portfolio holdings as of the most recent quarter-end may be obtained at https://fpa.com.
3 Investor Class commenced operations on April 30, 2024. The performance figures for Investor Class shares include the performance for the Institutional Class shares for the periods prior to the inception date of Investor Class shares, adjusted for the difference in Institutional Class shares and Investor Class shares expenses. Investor Class shares impose higher expenses than Institutional Class shares. Since Investor Class shares have higher expenses and are therefore more expensive than Institutional Class shares, the returns for Investor Class shares will be lower than the returns shown for Institutional Class shares.
Past performance is no guarantee, nor is it indicative, of future results.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund, or for the life of the Fund, if shorter. It assumes a $10,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
FPA New Income Fund (Investor Class/FPNRX)[1]	9.72%	2.63%	2.37%
Bloomberg US Aggregate Bond Index	11.57%	0.33%	1.84%
Consumer Price Index Seasonally Adjusted + 100 bps	3.44%	5.23%	3.88%
1
Investor Class commenced operations on April 30, 2024.  The performance figures for Investor Class shares include the performance for the Institutional Class shares for the periods prior to the inception date of Investor Class shares, adjusted for the difference in Institutional Class shares and Investor Class shares expenses. Investor Class shares impose higher expenses than Institutional Class shares. Since Investor Class shares have higher expenses and are therefore more expensive than Institutional Class shares, the returns for Investor Class shares will be lower than the returns shown for Institutional Class shares.

Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit https://fpa.com/funds/performance/new-income for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$8,756,339,690
Total number of portfolio holdings	323
Total advisory fees paid (net)	$31,116,380
Portfolio turnover rate as of the end of the reporting period	63%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund. The Top Ten Holdings and Sector Allocation exclude short-term holdings, if any. The Top Ten Holdings table may not reflect the total exposure to an issuer. Interest rates presented in the Top Ten Holdings are as of the reporting period end. The Sector Allocation chart represents Bonds & Debentures of the Fund.
Top Ten Holdings
U.S. Treasury Note, 4.000%, 7/31/2029	7.7%
Fannie Mae Pool, 1.000%, 3/1/2037	1.4%
Fortress Credit Opportunities Ltd., Series 2017-9A, Class A1TR, 7.113%, 10/15/2033	1.4%
U.S. Treasury Note, 4.625%, 9/30/2030	1.3%
U.S. Treasury Note, 4.250%, 6/30/2029	1.2%
Fannie Mae Pool, 1.500%, 8/1/2036	1.0%
Freddie Mac Pool, 1.500%, 11/1/2035	1.0%
Fannie Mae Pool, 1.000%, 12/1/2036	1.0%
Verizon Master Trust, Series 2024-2, Class A, 4.830%, 12/22/2031	1.0%
Golub Capital Partners Funding Ltd., Series 2021-2A, Class A, 2.944%, 10/19/2029	1.0%
Asset Allocation
Sector Allocation
Material Fund Changes
Effective July 28, 2024, the Fund's Investor Class's contractual expense limit was changed from 0.55% to 0.554%.
Effective on or about December 6, 2024 (the “Effective Date”), Foreside Financial Group, LLC will complete its acquisition of UMB Distribution Services, LLC, the Fund’s distributor. In connection with the acquisition, as of the Effective Date, the Fund’s distributor will change its name to Distribution Services, LLC.
First Pacific Advisors, LP (the "Adviser") has voluntarily agreed to waive the advisory fee it receives from the Fund by 0.05% from April 30, 2024 through July 27, 2024, and by 0.046% from July 28, 2024 through April 30, 2025 of the Fund’s average daily net assets. The Adviser will not seek recoupment of the advisory fees voluntarily waived.
This is a summary of certain changes to the Fund since October 1, 2023. For more complete information, you may review the Fund's prospectus, which is dated April 30, 2024 at https://fpa.com/funds/overview/new-income.
Changes in and Disagreements with Accountants
There were no changes in or disagreements with the Fund's accountants during the reporting period.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at https://fpa.com/funds/overview/new-income. You can also request this information by contacting us at (800) 638-3060.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name, or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call (800) 638-3060 and we will begin sending you separate copies of these materials within 30 days after receiving your request.

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (800) 638-3060.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that Sandra Brown, who is a member of the Registrant’s Audit Committee and Board of Trustees, is an “audit committee financial expert” and is “independent” as those terms are defined in this Item.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FPA New Income Fund	FYE 9/30/2024	FYE 9/30/2023
(a)	Audit Fees	$13,500	$12,500
(b)	Audit-Related Fees	N/A	N/A
(c)	Tax Fees	$2,500	$2,500
(d)	All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FPA New Income Fund	FYE 9/30/2024	FYE 9/30/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

	FPA New Income Fund	FYE 9/30/2024	FYE 9/30/2023
(g)	Registrant Non-Audit Related Fees	N/A	N/A
(h)	Registrant’s Investment Advisor	N/A	N/A

(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 7 of this Form.

(b)	Not Applicable.

FPA New Income Fund

(Investor Class: FPNRX)

(Institutional Class: FPNIX)

ANNUAL FINANCIALS AND OTHER INFORMATION

SEPTEMBER 30, 2024

FPA New Income Fund

A series of Investment Managers Series Trust III

This report and the financial statements contained herein are provided for the general information of the shareholders of the FPA New Income Fund (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective shareholder report and prospectus.

https://fpa.com

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

FPA New Income Fund

SCHEDULE OF INVESTMENTS

As of September 30, 2024

Principal Amount		Value
	BONDS & DEBENTURES — 92.6%
	ASSET-BACKED SECURITIES — 36.7%
	AUTO — 7.7%
	Ally Auto Receivables Trust
$8,996,000	Series 2023-1, Class A4, 5.270%, 11/15/2028	$9,191,924
	BMW Vehicle Owner Trust
6,776,000	Series 2023-A, Class A4, 5.250%, 11/26/2029	6,926,096
	Capital One Prime Auto Receivables Trust
15,513,000	Series 2022-2, Class A4, 3.690%, 12/15/2027	15,357,485
	CarMax Auto Owner Trust
19,152,000	Series 2022-3, Class B, 4.690%, 2/15/2028	19,139,511
21,176,000	Series 2023-2, Class A4, 5.010%, 11/15/2028	21,539,484
10,892,000	Series 2023-1, Class A4, 4.650%, 1/16/2029	10,979,415
20,637,000	Series 2023-3, Class A4, 5.260%, 2/15/2029	21,095,672
	Ford Credit Auto Owner Trust
14,487,000	Series 2023-A, Class A4, 4.560%, 12/15/2028	14,601,888
7,137,000	Series 2023-B, Class A4, 5.060%, 2/15/2029	7,274,878
	GM Financial Consumer Automobile Receivables Trust
15,767,000	Series 2023-1, Class A4, 4.590%, 7/17/2028	15,847,673
13,758,000	Series 2023-3, Class A4, 5.340%, 12/18/2028	14,080,946
	GM Financial Revolving Receivables Trust
38,305,000	Series 2021-1, Class A, 1.170%, 6/12/2034(a)	36,086,922
49,942,000	Series 2023-1, Class A, 5.120%, 4/11/2035(a)	51,377,193
12,704,000	Series 2023-2, Class A, 5.770%, 8/11/2036(a)	13,396,957
64,237,000	Series 2024-1, Class A, 4.980%, 12/11/2036(a)	65,868,755
	Hyundai Auto Receivables Trust
10,743,000	Series 2023-B, Class A4, 5.310%, 8/15/2029	11,011,630
	Mercedes-Benz Auto Receivables Trust
10,006,000	Series 2023-1, Class A4, 4.310%, 4/16/2029	10,035,143
8,831,000	Series 2024-1, Class A4, 4.790%, 7/15/2031	9,004,541
	Nissan Auto Receivables Owner Trust
13,366,000	Series 2022-B, Class A4, 4.450%, 11/15/2029	13,425,169
15,538,000	Series 2023-A, Class A4, 4.850%, 6/17/2030	15,770,890
	Porsche Financial Auto Securitization Trust
17,279,000	Series 2023-1A, Class A4, 4.720%, 6/23/2031(a)	17,388,050
	SFS Auto Receivables Securitization Trust
8,951,000	Series 2023-1A, Class A4, 5.470%, 12/20/2029(a)	9,199,091
	Toyota Auto Loan Extended Note Trust
54,519,000	Series 2022-1A, Class A, 3.820%, 4/25/2035(a)	54,177,340
43,813,000	Series 2023-1A, Class A, 4.930%, 6/25/2036(a)	44,969,786
33,349,000	Series 2024-1A, Class A, 5.160%, 11/25/2036(a)	34,719,027
	Toyota Auto Receivables Owner Trust
10,600,000	Series 2022-C, Class A4, 3.770%, 2/15/2028	10,478,262
16,189,000	Series 2023-A, Class A4, 4.420%, 8/15/2028	16,249,294
19,879,000	Series 2023-B, Class A4, 4.660%, 9/15/2028	20,125,480
25,523,000	Series 2023-C, Class A4, 5.010%, 2/15/2029	26,000,905

FPA New Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2024

Principal Amount		Value
	BONDS & DEBENTURES (Continued)
	ASSET-BACKED SECURITIES (Continued)
	AUTO (Continued)
	Volkswagen Auto Loan Enhanced Trust
$11,637,000	Series 2023-1, Class A4, 5.010%, 1/22/2030	$11,861,954
	World Omni Auto Receivables Trust
14,612,000	Series 2023-A, Class A4, 4.660%, 5/15/2029	14,679,902
21,627,000	Series 2023-B, Class A4, 4.680%, 5/15/2029	21,836,163
10,417,000	Series 2023-C, Class A4, 5.030%, 11/15/2029	10,581,981
		674,279,407
	COLLATERALIZED LOAN OBLIGATION — 3.8%
	Cerberus Loan Funding LLC
10,299,000	Series 2023-1A, Class A, 7.701% (3-Month Term SOFR+240 basis points), 3/22/2035(a),(b)	10,366,644
51,840,000	Series 2023-2A, Class A1, 7.852% (3-Month Term SOFR+255 basis points), 7/15/2035(a),(b)	53,455,231
52,569,000	Series 2023-4A, Class A, 7.726% (3-Month Term SOFR+242.5 basis points), 10/15/2035(a),(b)	54,197,903
	Fortress Credit Opportunities Ltd.
118,776,000	Series 2017-9A, Class A1TR, 7.113% (3-Month Term SOFR+181.161 basis points), 10/15/2033(a),(b)	118,834,438
	Golub Capital Partners Ltd.
43,478,000	Series 2023-67A, Class A1, 7.604% (3-Month Term SOFR+250 basis points), 5/9/2036(a),(b)	43,804,563
41,996,000	Series 2019-46A, Class A1R, 7.092% (3-Month Term SOFR+181 basis points), 4/20/2037(a),(b)	42,240,417
	Lake Shore MM LLC
7,440,002	Series 2019-2A, Class A2R, 2.525%, 10/17/2031(a)	7,267,416
		330,166,612
	CREDIT CARD — 1.6%
	American Express Credit Account Master Trust
22,619,000	Series 2023-4, Class A, 5.150%, 9/15/2030	23,549,027
47,333,000	Series 2024-2, Class A, 5.240%, 4/15/2031	49,674,114
	Chase Issuance Trust
68,829,000	Series 2024-A2, Class A, 4.630%, 1/15/2031	70,653,127
		143,876,268
	EQUIPMENT — 14.0%
	Avis Budget Rental Car Funding AESOP LLC
4,211,000	Series 2021-2A, Class A, 1.660%, 2/20/2028(a)	3,960,381
13,136,000	Series 2023-1A, Class A, 5.250%, 4/20/2029(a)	13,430,958
38,251,000	Series 2023-4A, Class A, 5.490%, 6/20/2029(a)	39,282,522
48,017,000	Series 2023-6A, Class A, 5.810%, 12/20/2029(a)	50,098,887
34,038,000	Series 2023-8A, Class A, 6.020%, 2/20/2030(a)	35,809,719

FPA New Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2024

Principal Amount		Value
	BONDS & DEBENTURES (Continued)
	ASSET-BACKED SECURITIES (Continued)
	EQUIPMENT (Continued)
$14,768,000	Series 2024-1A, Class A, 5.360%, 6/20/2030(a)	$15,225,163
57,519,000	Series 2024-3A, Class A, 5.230%, 12/20/2030(a)	59,027,413
	CNH Equipment Trust
7,414,000	Series 2022-B, Class A4, 3.910%, 3/15/2028	7,377,078
6,738,000	Series 2023-A, Class A4, 4.770%, 10/15/2030	6,829,954
17,009,000	Series 2023-B, Class A4, 5.460%, 3/17/2031	17,585,039
	Coinstar Funding LLC
11,896,115	Series 2017-1A, Class A2, 5.216%, 4/25/2047(a)	10,677,137
	Enterprise Fleet Financing LLC
9,703,000	Series 2022-3, Class A3, 4.290%, 7/20/2029(a)	9,667,942
28,811,000	Series 2023-1, Class A3, 5.420%, 10/22/2029(a)	29,386,589
18,980,000	Series 2022-4, Class A3, 5.650%, 10/22/2029(a)	19,350,429
37,963,000	Series 2023-2, Class A3, 5.500%, 4/22/2030(a)	38,995,571
34,823,000	Series 2023-3, Class A3, 6.410%, 6/20/2030(a)	36,729,033
	Ford Credit Floorplan Master Owner Trust A
83,977,000	Series 2018-4, Class A, 4.060%, 11/15/2030	83,247,164
46,054,000	Series 2024-2, Class A, 5.240%, 4/15/2031(a)	47,924,419
	GMF Floorplan Owner Revolving Trust
18,848,000	Series 2023-2, Class A, 5.340%, 6/15/2030(a)	19,614,895
29,442,000	Series 2024-2A, Class A, 5.060%, 3/15/2031(a)	30,400,929
	GreatAmerica Leasing Receivables Funding LLC
17,738,000	Series 2022-1, Class A4, 5.350%, 7/16/2029(a)	18,028,511
16,501,000	Series 2023-1, Class A4, 5.060%, 3/15/2030(a)	16,799,599
	Hertz Vehicle Financing LLC
44,631,000	Series 2021-2A, Class A, 1.680%, 12/27/2027(a)	42,034,770
38,642,000	Series 2022-2A, Class A, 2.330%, 6/26/2028(a)	36,395,578
72,333,000	Series 2022-5A, Class A, 3.890%, 9/25/2028(a)	70,505,297
	John Deere Owner Trust
15,675,000	Series 2023-A, Class A4, 5.010%, 12/17/2029	15,964,511
11,706,000	Series 2023-B, Class A4, 5.110%, 5/15/2030	11,834,703
15,742,000	Series 2023-C, Class A4, 5.390%, 8/15/2030	16,196,701
	Kubota Credit Owner Trust
34,050,000	Series 2022-2A, Class A4, 4.170%, 6/15/2028(a)	33,625,856
12,897,000	Series 2023-2A, Class A4, 5.230%, 6/15/2028(a)	13,062,742
9,456,000	Series 2023-1A, Class A4, 5.070%, 2/15/2029(a)	9,549,444
	M&T Equipment Notes
9,785,000	Series 2023-1A, Class A4, 5.750%, 7/15/2030(a)	9,955,432
17,531,000	Series 2024-1A, Class A4, 4.940%, 8/18/2031(a)	17,673,432
	MMAF Equipment Finance LLC
24,567,000	Series 2023-A, Class A4, 5.500%, 12/13/2038(a)	25,315,896
7,081,000	Series 2020-A, Class A5, 1.560%, 10/9/2042(a)	6,526,751
16,307,000	Series 2024-A, Class A4, 5.100%, 7/13/2049(a)	16,717,824

FPA New Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2024

Principal Amount		Value
	BONDS & DEBENTURES (Continued)
	ASSET-BACKED SECURITIES (Continued)
	EQUIPMENT (Continued)
	Prop 2017-1A
$11,138,180	5.300%, 3/15/2042(c),(d)	$9,745,908
	Sunnova Hestia Issuer LLC
6,926,208	Series 2023-GRID1, Class 1A, 5.750%, 12/20/2050(a)	7,149,502
12,210,903	Series 2024-GRID1, Class 1A, 5.630%, 7/20/2051(a)	12,569,598
	Verizon Master Trust
59,567,000	Series 2023-3, Class A, 4.730%, 4/21/2031(a)	60,730,802
76,585,000	Series 2023-6, Class A, 5.350%, 9/22/2031(a)	80,059,899
85,708,000	Series 2024-2, Class A, 4.830%, 12/22/2031(a)	87,647,435
31,930,000	Series 2024-7, Class A, 4.350%, 8/20/2032(a)	32,026,489
		1,224,737,902
	OTHER — 9.6%
	ABPCI Direct Lending Fund LLC
25,872,509	Series 2022-2A, Class A1, 7.363% (3-Month Term SOFR+210 basis points), 3/1/2032(a),(b)	25,729,434
	ABPCI Direct Lending Fund Ltd.
30,923,950	Series 2020-1A, Class A, 3.199%, 12/29/2030(a)	30,274,052
	American Tower Trust 1
77,012,000	5.490%, 3/15/2028(a)	78,806,457
	Brazos Securitization LLC
8,528,748	5.014%, 9/1/2031(a)	8,654,195
	Cleco Securitization LLC
18,862,900	4.016%, 3/1/2031	18,674,271
	Cologix Data Centers US Issuer LLC
58,068,000	Series 2021-1A, Class A2, 3.300%, 12/26/2051(a)	55,069,630
	Consumers 2023 Securitization Funding LLC
22,847,000	5.210%, 9/1/2031	23,698,617
	DataBank Issuer
14,750,000	Series 2021-1A, Class A2, 2.060%, 2/27/2051(a)	14,074,681
	DTE Electric Securitization Funding II LLC
27,368,737	5.970%, 3/1/2033	29,113,494
	Elm Trust
2,736,636	Series 2020-3A, Class A2, 2.954%, 8/20/2029(a)	2,665,653
3,435,552	Series 2020-4A, Class A2, 2.286%, 10/20/2029(a)	3,340,072
	Golub Capital Partners Funding Ltd.
18,964,950	Series 2020-1A, Class A2, 3.208%, 1/22/2029(a)	18,537,499
44,265,029	Series 2021-1A, Class A2, 2.773%, 4/20/2029(a)	43,276,635
90,759,842	Series 2021-2A, Class A, 2.944%, 10/19/2029(a)	86,769,767
	Kansas Gas Service Securitization I LLC
45,538,167	5.486%, 8/1/2032	47,736,099
	Monroe Capital Funding Ltd.
34,494,791	Series 2021-1A, Class A2, 2.815%, 4/22/2031(a)	33,307,342

FPA New Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2024

Principal Amount		Value
	BONDS & DEBENTURES (Continued)
	ASSET-BACKED SECURITIES (Continued)
	OTHER (Continued)
	Oklahoma Development Finance Authority
$26,788,319	4.135%, 12/1/2033	$26,620,478
9,536,578	4.285%, 2/1/2034	9,462,100
22,411,646	3.877%, 5/1/2037	22,161,404
	PG&E Recovery Funding LLC
35,023,882	5.045%, 7/15/2032	36,141,388
13,309,000	4.838%, 6/1/2033	13,638,326
	PG&E Wildfire Recovery Funding LLC
44,871,745	4.022%, 6/1/2031	44,597,861
	SBA Tower Trust
14,427,000	1.631%, 11/15/2026(a)	13,494,414
17,196,000	2.328%, 1/15/2028(a)	15,885,424
12,423,000	6.599%, 1/15/2028(a)	12,885,659
	SpringCastle America Funding LLC
10,655,071	Series 2020-AA, Class A, 1.970%, 9/25/2037(a)	9,880,552
	Texas Natural Gas Securitization Finance Corp.
8,304,514	5.102%, 4/1/2035	8,624,343
	Vantage Data Centers Issuer LLC
19,214,000	Series 2020-1A, Class A2, 1.645%, 9/15/2045(a)	18,588,039
	VCP RRL Ltd.
29,858,500	Series 2021-1A, Class A, 2.152%, 10/20/2031(a)	28,378,803
	Virginia Power Fuel Securitization LLC
47,835,000	4.877%, 5/1/2031	49,091,697
	WEPCo Environmental Trust Finance LLC
9,216,717	Series 2021-1, Class A, 1.578%, 12/15/2035	8,151,929
		837,330,315
	TOTAL ASSET-BACKED SECURITIES
	(Cost $3,159,389,521)	3,210,390,504
	COMMERCIAL MORTGAGE-BACKED SECURITIES — 20.3%
	AGENCY — 14.9%
	Federal Home Loan Mortgage Corp.
13,173,000	Series K058, Class A2, 2.653%, 8/25/2026	12,835,189
77,358,153	Series K061, Class A2, 3.347%, 11/25/2026(b)	76,077,474
41,061,276	Series K062, Class A2, 3.413%, 12/25/2026	40,377,343
16,539,000	Series K063, Class A2, 3.430%, 1/25/2027(b)	16,263,606
9,702,802	Series K065, Class A2, 3.243%, 4/25/2027	9,539,628
7,223,000	Series K066, Class A2, 3.117%, 6/25/2027	7,029,043
8,509,735	Series K068, Class A2, 3.244%, 8/25/2027	8,365,238
12,338,034	Series K072, Class A2, 3.444%, 12/25/2027	12,126,642
29,086,020	Series K073, Class A2, 3.350%, 1/25/2028	28,586,974
16,051,256	Series K076, Class A2, 3.900%, 4/25/2028	16,039,365
4,086,000	Series K077, Class A2, 3.850%, 5/25/2028(b)	4,056,021

FPA New Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2024

Principal Amount		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
	AGENCY (Continued)
$30,559,000	Series K079, Class A2, 3.926%, 6/25/2028	$30,480,619
25,020,308	Series K080, Class A2, 3.926%, 7/25/2028(b)	24,976,012
62,664,000	Series K081, Class A2, 3.900%, 8/25/2028(b)	62,445,252
46,777,000	Series K082, Class A2, 3.920%, 9/25/2028(b)	46,773,974
24,028,000	Series K083, Class A2, 4.050%, 9/25/2028(b)	24,071,226
68,841,723	Series K084, Class A2, 3.780%, 10/25/2028(b)	68,322,429
27,924,000	Series K085, Class A2, 4.060%, 10/25/2028(b)	27,991,992
27,195,714	Series K089, Class A2, 3.563%, 1/25/2029	26,716,444
4,691,000	Series K088, Class A2, 3.690%, 1/25/2029	4,655,185
43,626,000	Series K090, Class A2, 3.422%, 2/25/2029	42,638,962
25,293,822	Series K091, Class A2, 3.505%, 3/25/2029	24,847,158
2,376,000	Series K092, Class A2, 3.298%, 4/25/2029	2,310,226
4,340,000	Series K093, Class A2, 2.982%, 5/25/2029	4,176,569
84,442,000	Series K095, Class A2, 2.785%, 6/25/2029	80,414,784
69,865,000	Series K094, Class A2, 2.903%, 6/25/2029	66,532,810
40,814,000	Series K097, Class A2, 2.508%, 7/25/2029	38,311,290
91,996,000	Series K096, Class A2, 2.519%, 7/25/2029	86,473,554
19,173,000	Series K099, Class A2, 2.595%, 9/25/2029	18,065,707
49,942,000	Series K101, Class A2, 2.524%, 10/25/2029	46,557,795
33,400,000	Series K102, Class A2, 2.537%, 10/25/2029	31,137,110
47,045,000	Series K103, Class A2, 2.651%, 11/25/2029	44,325,418
4,756,000	Series K107, Class A2, 1.639%, 1/25/2030	4,243,531
1,370,000	Series K105, Class A2, 1.872%, 1/25/2030	1,236,027
11,416,000	Series K106, Class A2, 2.069%, 1/25/2030	10,356,593
1,699,000	Series K104, Class A2, 2.253%, 1/25/2030	1,566,812
9,186,000	Series K108, Class A2, 1.517%, 3/25/2030	8,104,224
61,806,000	Series K751, Class A2, 4.412%, 3/25/2030	62,928,137
17,591,000	Series K109, Class A2, 1.558%, 4/25/2030	15,431,142
22,485,000	Series K151, Class A3, 3.511%, 4/25/2030	21,825,908
7,589,000	Series K114, Class A2, 1.366%, 6/25/2030	6,543,204
2,200,000	Series K116, Class A2, 1.378%, 7/25/2030	1,896,810
61,404,000	Series K117, Class A2, 1.406%, 8/25/2030	53,006,371
15,691,000	Series K120, Class A2, 1.500%, 10/25/2030	13,527,850
66,289,183	Series K754, Class A2, 4.940%, 11/25/2030(b)	69,018,686
		1,303,206,334
	AGENCY STRIPPED — 0.3%
	Government National Mortgage Association
10,088,580	Series 2014-77, Class IO, 0.546%, 12/16/2047(b)	83,148
15,743,180	Series 2012-150, Class IO, 0.437%, 11/16/2052(b)	249,507
14,265,106	Series 2012-114, Class IO, 0.626%, 1/16/2053(b)	209,259
34,211,184	Series 2012-125, Class IO, 0.173%, 2/16/2053(b)	211,822
35,139,196	Series 2012-79, Class IO, 0.351%, 3/16/2053(b)	444,388

FPA New Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2024

Principal Amount		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
	AGENCY STRIPPED (Continued)
$521,298	Series 2012-45, Class IO, 0.000%, 4/16/2053(b),(e)	$—
18,854,215	Series 2013-45, Class IO, 0.067%, 12/16/2053(b)	9,746
6,664,602	Series 2013-125, Class IO, 0.240%, 10/16/2054(b)	97,793
24,119,176	Series 2014-157, Class IO, 0.187%, 5/16/2055(b)	147,831
28,273,390	Series 2014-153, Class IO, 0.341%, 4/16/2056(b)	336,049
49,848,029	Series 2014-175, Class IO, 0.464%, 4/16/2056(b)	690,091
4,899,027	Series 2014-138, Class IO, 0.521%, 4/16/2056(b)	86,621
65,220,835	Series 2014-187, Class IO, 0.612%, 5/16/2056(b)	1,391,089
5,451,205	Series 2015-41, Class IO, 0.168%, 9/16/2056(b)	35,967
1,419,582	Series 2015-108, Class IO, 0.338%, 10/16/2056(b)	12,279
11,654,306	Series 2014-110, Class IO, 0.106%, 1/16/2057(b)	59,054
27,208,263	Series 2015-19, Class IO, 0.294%, 1/16/2057(b)	376,742
10,026,579	Series 2015-7, Class IO, 0.487%, 1/16/2057(b)	202,447
43,973,361	Series 2015-169, Class IO, 0.254%, 7/16/2057(b)	500,021
7,515,355	Series 2015-150, Class IO, 0.365%, 9/16/2057(b)	133,903
36,496,581	Series 2016-125, Class IO, 0.846%, 12/16/2057(b)	1,334,027
28,733,492	Series 2016-65, Class IO, 0.489%, 1/16/2058(b)	661,419
82,640,074	Series 2016-106, Class IO, 0.970%, 9/16/2058(b)	3,655,518
41,044,740	Series 2020-43, Class IO, 1.260%, 11/16/2061(b)	3,044,301
52,992,906	Series 2020-71, Class IO, 1.102%, 1/16/2062(b)	3,592,220
98,406,784	Series 2020-75, Class IO, 0.870%, 2/16/2062(b)	5,831,871
123,917,376	Series 2020-42, Class IO, 0.938%, 3/16/2062(b)	7,542,541
		30,939,654
	NON-AGENCY — 5.1%
	A10 Bridge Asset Financing LLC
3,988,942	Series 2021-D, Class A1FX, 2.589%, 10/1/2038(a)	3,892,402
	ACRES Commercial Realty Ltd.
7,900,903	Series 2021-FL2, Class A, 6.597% (1-Month Term SOFR+151.448 basis points), 1/15/2037(a),(b)	7,879,861
	Arbor Realty Commercial Real Estate Notes Ltd.
55,338,492	Series 2021-FL4, Class A, 6.561% (1-Month Term SOFR+146.448 basis points), 11/15/2036(a),(b)	55,273,159
52,886,756	Series 2022-FL1, Class A, 6.792% (30-Day SOFR Average+145 basis points), 1/15/2037(a),(b)	52,754,650
30,050,731	Series 2022-FL2, Class A, 6.947% (1-Month Term SOFR+185 basis points), 5/15/2037(a),(b)	30,041,355
	BBCMS Trust
7,990,767	Series 2015-SRCH, Class A1, 3.312%, 8/10/2035(a)	7,650,184
	BX Commercial Mortgage Trust
28,900,000	Series 2021-VOLT, Class E, 7.211% (1-Month Term SOFR+211.448 basis points), 9/15/2036(a),(b)	28,683,429

FPA New Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2024

Principal Amount		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
	NON-AGENCY (Continued)
	HERA Commercial Mortgage Ltd.
$26,296,870	Series 2021-FL1, Class A, 6.179% (1-Month Term SOFR+116.448 basis points), 2/18/2038(a),(b)	$26,007,871
	Independence Plaza Trust
11,081,000	Series 2018-INDP, Class A, 3.763%, 7/10/2035(a)	10,968,735
	KREF Ltd.
19,140,197	Series 2021-FL2, Class A, 6.267% (1-Month Term SOFR+118.448 basis points), 2/15/2039(a),(b)	18,904,639
	MF1 Ltd.
4,718,128	Series 2020-FL4, Class A, 6.897% (1-Month Term SOFR+181.448 basis points), 12/15/2035(a),(b)	4,712,237
	Progress Residential Trust
13,309,000	Series 2024-SFR5, Class A, 3.000%, 8/9/2029(a)	12,328,187
13,754,512	Series 2021-SFR11, Class A, 2.283%, 1/17/2039(a)	12,626,924
14,271,399	Series 2021-SFR7, Class A, 1.692%, 8/17/2040(a)	12,983,284
8,797,640	Series 2021-SFR9, Class A, 2.013%, 11/17/2040(a)	8,029,776
54,048,528	Series 2021-SFR10, Class A, 2.393%, 12/17/2040(a)	49,633,536
16,103,000	Series 2024-SFR3, Class A, 3.000%, 6/17/2041(a)	14,955,450
27,223,000	Series 2024-SFR4, Class A, 3.100%, 7/17/2041(a)	25,477,567
	STWD Ltd.
26,641,706	Series 2021-FL2, Class A, 6.329% (1-Month Term SOFR+131.448 basis points), 4/18/2038(a),(b)	26,243,114
	TRTX Issuer Ltd.
37,188,957	Series 2022-FL5, Class A, 6.733% (1-Month Term SOFR+165 basis points), 2/15/2039(a),(b)	36,937,961
		445,984,321
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $1,766,167,493)	1,780,130,309
	CORPORATE BANK DEBT — 0.3%
	Capstone Acquisition Holdings, Inc. Term Loan
19,362,578	9.445% (1-Month Term SOFR+460 basis points), 11/12/2029(b),(c),(d),(f)	18,436,659
	JC Penney Corp., Inc.
26,698,432	5.568% (3-Month USD Libor+425 basis points), 6/23/2025*,(b),(c),(d),(f),(g)	2,670
	Lealand Finance Company B.V. Senior Exit LC
10,625,126	5.250%, 6/30/2027(b),(c),(d),(f),(h),(i)	(3,718,794)
	McDermott Tanks Secured LC
5,724,134	10.406% (3-Month Term SOFR+501.2 basis points), 12/31/2026(b),(c),(d),(f),(h),(i)	(572,413)
	McDermott Technology Americas, Inc.
343,933	8.960% (1-Month Term SOFR+400 basis points), 12/31/2027(b),(c),(d),(f),(j)	116,937

FPA New Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2024

Principal Amount		Value
	CORPORATE BANK DEBT (Continued)
	Windstream Services LLC
$12,893,775	11.196% (1-Month Term SOFR+625 basis points), 9/21/2027(b),(d),(f)	$12,853,546
	TOTAL CORPORATE BANK DEBT
	(Cost $31,205,623)	27,118,605
	CORPORATE BONDS — 3.2%
	COMMUNICATIONS — 0.1%
	Frontier Communications Holdings LLC
5,925,000	5.875%, 10/15/2027(a)	5,950,300
	CONSUMER DISCRETIONARY — 0.2%
	Amazon.com, Inc.
22,427,000	1.650%, 5/12/2028	20,759,647
	FINANCIALS — 2.4%
	Apollo Debt Solutions BDC Senior Notes
26,023,000	8.620%, 9/28/2028(c),(d)	26,023,000
	Blue Owl Credit Income Corp.
49,529,000	7.750%, 9/16/2027	52,129,064
22,579,000	7.950%, 6/13/2028	24,130,268
	Hlend Senior Notes
42,500,000	8.170%, 3/15/2028(c),(d)	42,500,000
	HPS Corporate Lending Fund
24,864,000	6.750%, 1/30/2029(a)	25,746,336
	Oaktree Strategic Credit Fund
27,351,000	8.400%, 11/14/2028(a)	29,592,677
	OCREDIT BDC Senior Notes
12,891,000	7.770%, 3/7/2029(c),(d)	12,891,000
		213,012,345
	HEALTH CARE — 0.5%
	Heartland Dental LLC/Heartland Dental Finance Corp.
40,809,000	10.500% (1-Month Term SOFR+500 basis points), 4/30/2028(a),(d)	43,563,608
	TOTAL CORPORATE BONDS
	(Cost $271,626,507)	283,285,900
	RESIDENTIAL MORTGAGE-BACKED SECURITIES — 21.8%
	AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 0.0%
	Federal National Mortgage Association
253,481	Series 2010-43, Class MK, 5.500%, 5/25/2040	256,806
1,023,826	Series 2012-144, Class PD, 3.500%, 4/25/2042	1,009,524
532,525	Series 2013-93, Class PJ, 3.000%, 7/25/2042	513,958
		1,780,288
	AGENCY POOL ADJUSTABLE RATE — 1.9%
	Fannie Mae Pool
2,828,142	1.726% (30-Day SOFR Average+211 basis points), 7/1/2051(b)	2,520,801
25,523,920	1.972% (30-Day SOFR Average+207.2 basis points), 8/1/2051(b)	22,905,901

FPA New Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2024

Principal Amount		Value
	RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
	AGENCY POOL ADJUSTABLE RATE (Continued)
$1,972,582	1.609% (30-Day SOFR Average+209.5 basis points), 9/1/2051(b)	$1,742,083
22,590,920	1.892% (30-Day SOFR Average+233 basis points), 4/1/2052(b)	20,124,512
	Freddie Mac Non Gold Pool
9,194,023	1.668% (30-Day SOFR Average+213 basis points), 9/1/2051(b)	8,150,254
11,984,614	2.563% (30-Day SOFR Average+213 basis points), 3/1/2052(b)	10,915,445
8,074,547	2.538% (30-Day SOFR Average+214 basis points), 5/1/2052(b)	7,356,333
80,828,304	2.156% (30-Day SOFR Average+217.8 basis points), 7/1/2052(b)	72,517,594
10,367,579	3.366% (30-Day SOFR Average+221.5 basis points), 11/1/2052(b)	9,769,920
11,917,092	2.162% (30-Day SOFR Average+217.8 basis points), 5/1/2053(b)	10,694,022
		166,696,865
	AGENCY POOL FIXED RATE — 14.0%
	Fannie Mae Pool
75,323,523	1.500%, 12/1/2035	67,619,644
15,297,087	1.500%, 12/1/2035	13,708,642
17,012,561	1.000%, 4/1/2036	14,744,024
5,629,287	1.500%, 4/1/2036	5,035,948
9,082,716	1.500%, 4/1/2036	8,125,378
101,508,320	1.500%, 8/1/2036	90,967,726
7,285,857	1.500%, 8/1/2036	6,517,911
12,546,725	1.500%, 9/1/2036	11,224,273
30,560,048	1.500%, 10/1/2036	27,338,952
104,033,581	1.000%, 12/1/2036	89,554,634
147,152,707	1.000%, 3/1/2037	126,672,626
3,624,175	1.500%, 11/1/2040	3,077,821
6,839,802	2.000%, 11/1/2040	5,991,624
14,833,516	1.500%, 12/1/2040	12,597,324
15,973,928	2.500%, 5/1/2041	14,429,763
9,606,596	2.000%, 7/1/2041	8,379,294
63,013,498	1.500%, 10/1/2041	53,297,434
93,172,708	1.500%, 11/1/2041	78,427,876
22,660,877	2.000%, 8/1/2042	19,765,810
62,326,007	2.000%, 8/1/2042	54,149,228
32,430,720	3.500%, 4/1/2044	30,866,382
42,935,193	4.000%, 6/1/2045	42,249,346
9,293,978	4.000%, 7/1/2046	9,143,629
10,706,229	4.000%, 10/1/2046	10,531,768
5,817,410	4.000%, 10/1/2046	5,724,554
8,894,796	4.000%, 3/1/2048	8,747,052
	Freddie Mac Pool
420,757	2.500%, 8/1/2028	409,523
100,869,411	1.500%, 11/1/2035	90,552,770
7,432,764	1.500%, 11/1/2035	6,660,948

FPA New Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2024

Principal Amount		Value
	RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
	AGENCY POOL FIXED RATE (Continued)
$16,512,664	1.500%, 6/1/2036	$14,730,911
6,544,914	1.000%, 7/1/2036	5,655,461
29,831,280	1.500%, 8/1/2036	26,686,997
9,842,066	1.000%, 10/1/2036	8,529,170
22,258,555	1.500%, 10/1/2036	19,912,454
6,621,379	1.500%, 11/1/2036	5,933,817
3,189,878	4.000%, 10/1/2040	3,140,167
2,896,916	4.000%, 11/1/2040	2,852,305
6,444,161	2.000%, 12/1/2040	5,645,045
4,237,475	1.500%, 2/1/2041	3,598,664
36,044,773	1.500%, 3/1/2041	30,610,926
9,723,322	1.500%, 5/1/2041	8,257,505
43,755,779	1.500%, 6/1/2041	37,009,067
11,736,689	1.500%, 10/1/2041	9,927,006
4,499,769	1.500%, 11/1/2041	3,821,416
68,864,826	1.500%, 12/1/2041	57,966,781
5,570,065	1.500%, 1/1/2042	4,711,216
40,489,482	2.000%, 5/1/2042	35,316,700
27,464,314	2.000%, 8/1/2042	23,921,247
		1,224,738,759
	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 5.9%
	Citigroup Mortgage Loan Trust
1,983,564	Series 2014-A, Class A, 4.000%, 1/25/2035(a),(b)	1,922,303
	GS Mortgage-Backed Securities Trust
4,633,557	Series 2021-PJ4, Class A8, 2.500%, 9/25/2051(a),(b),(c)	4,166,581
17,092,888	Series 2021-PJ6, Class A8, 2.500%, 11/25/2051(a),(b)	15,342,421
31,474,677	Series 2021-PJ7, Class A8, 2.500%, 1/25/2052(a),(b)	28,220,539
15,064,489	Series 2022-PJ2, Class A24, 3.000%, 6/25/2052(a),(b)	13,784,062
75,891,042	Series 2022-PJ5, Class A22, 2.500%, 10/25/2052(a),(b)	67,490,519
	J.P. Morgan Mortgage Trust
5,500,874	Series 2021-6, Class A4, 2.500%, 10/25/2051(a),(b)	4,956,248
17,136,199	Series 2021-10, Class A4A, 2.000%, 12/25/2051(a),(b)	14,988,215
46,069,292	Series 2021-10, Class A4, 2.500%, 12/25/2051(a),(b)	41,331,775
58,420,549	Series 2021-11, Class A4, 2.500%, 1/25/2052(a),(b)	52,487,667
14,301,013	Series 2021-13, Class A4, 2.500%, 4/25/2052(a),(b)	12,861,513
3,635,460	Series 2021-15, Class A4, 2.500%, 6/25/2052(a),(b)	3,255,262
3,338,516	Series 2022-3, Class A4A, 2.500%, 8/25/2052(a),(b)	2,981,362
31,559,918	Series 2024-3, Class A4, 3.000%, 5/25/2054(a),(b)	28,796,686
	PRET LLC
46,762,589	Series 2021-NPL5, Class A1, 2.487%, 10/25/2051(a),(k)	46,492,376
	Pretium Mortgage Credit Partners LLC
19,813,398	Series 2021-NPL2, Class A1, 4.992%, 6/27/2060(a),(k)	19,638,854

FPA New Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2024

Principal Amount		Value
	RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION (Continued)
$30,994,715	Series 2021-NPL4, Class A1, 2.363%, 10/27/2060(a),(k)	$30,724,029
8,508,771	Series 2024-RPL1, Class A1, 3.900%, 10/25/2063(a),(b)	8,160,201
	PRPM LLC
15,462,474	Series 2021-9, Class A1, 2.363%, 10/25/2026(a),(k)	15,332,620
20,470,554	Series 2021-10, Class A1, 2.487%, 10/25/2026(a),(k)	20,322,638
23,277,449	Series 2021-11, Class A1, 2.487%, 11/25/2026(a),(k)	23,144,074
	Towd Point Mortgage Trust
7,567,010	Series 2020-4, Class A1, 1.750%, 10/25/2060(a)	6,850,658
21,068,344	Series 2023-1, Class A1, 3.750%, 1/25/2063(a)	20,250,538
	VOLT LLC
10,082,239	Series 2021-NPL3, Class A1, 5.239%, 2/27/2051(a),(k)	10,051,429
11,090,397	Series 2021-NPL4, Class A1, 5.240%, 3/27/2051(a),(k)	11,065,983
9,576,252	Series 2021-NPL9, Class A1, 4.992%, 5/25/2051(a),(k)	9,483,970
		514,102,523
	TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
	(Cost $1,838,279,359)	1,907,318,435
	U.S. TREASURY NOTES & BONDS — 10.3%
	U.S. Treasury Note
97,250,000	4.250%, 6/30/2029	100,115,860
665,187,000	4.000%, 7/31/2029	677,914,621
8,765,000	3.625%, 8/31/2029	8,793,023
106,471,000	4.625%, 9/30/2030	112,134,608
	TOTAL U.S. TREASURY NOTES & BONDS
	(Cost $890,331,495)	898,958,112
	TOTAL BONDS & DEBENTURES
	(Cost $7,956,999,998)	8,107,201,865

Number of Shares
	COMMON STOCKS — 1.5%
	METALS & MINING — 0.6%
39,831,957	AIPCF VIII A-BL Aggregator Cayman LP (c),(d),(l)	49,921,392
	REAL ESTATE SERVICES — 0.1%
520,208	Copper Property CTL Pass Through Trust(d)	6,251,755
	TRANSPORTATION & LOGISTICS — 0.8%
3,806,420	PHI Group, Inc.*,(c),(d),(l)	76,128,400
	TOTAL COMMON STOCKS
	(Cost $125,160,428)	132,301,547

FPA New Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2024

Number of Shares		Value
	SHORT-TERM INVESTMENTS — 7.7%
	MONEY MARKET INVESTMENTS — 0.3%
21,832,504	Morgan Stanley Institutional Liquidity Treasury Portfolio - Institutional Class, 4.76%(m)	$21,832,504

Principal Amount
	TREASURY BILLS — 7.4%
$210,651,000	U.S. Treasury Bill, 4.24%, 10/1/2024(n)	210,651,000
254,978,000	U.S. Treasury Bill, 4.65%, 10/3/2024(n)	254,912,981
183,355,000	U.S. Treasury Bill, 4.68%, 10/10/2024(n)	183,143,683
		648,707,664
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $670,540,168)	670,540,168
	TOTAL INVESTMENTS — 101.8%
	(Cost $8,752,700,594)	8,910,043,580
	Liabilities in Excess of Other Assets — (1.8)%	(153,703,890)
	TOTAL NET ASSETS — 100.0%	$8,756,339,690

BDC – Business Development Company

IO – Interest Only

LLC – Limited Liability Company

LP – Limited Partnership

US – United States

*	Non-income producing security.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $3,277,864,650, which represents 37.43% of Total Net Assets.
(b)	Variable or floating rate security.
(c)	The value of these securities was determined using significant unobservable inputs. These are reported as Level 3 securities in the Fair Value Hierarchy.
(d)	Restricted securities. These restricted securities constituted 3.36% of total net assets at September 30, 2024, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.
(e)	Zero-coupon bond.
(f)	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”), (iii) the Certificate of Deposit rate, or (iv) Secured Overnight Financing Rate (“SOFR”). Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
(g)	Security is in default.

FPA New Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2024

(h)	As of September 30, 2024, the Fund had entered into commitments to fund various delayed draw debt-related investments. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing those investments and there can be no assurance that such conditions will be satisfied. See Note 8 of the Notes to Financial Statements for further information on these commitments and contingencies.
(i)	All or a portion of the loan is unfunded.
(j)	Payment-in-kind interest is generally paid by issuing additional par/shares of the security rather than paying cash.
(k)	Step rate security.
(l)	Affiliated company.
(m)	The rate is the annualized seven-day yield at period end.
(n)	Treasury bill discount rate.

See accompanying Notes to Financial Statements.

FPA New Income Fund

STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2024

Assets:
Investments, at value (cost $8,653,292,563)	$8,783,993,788
Investments in affiliates, at value (cost $99,408,031)	126,049,792
Cash	169,567
Receivables:
Investment securities sold	1,333,287
Fund shares sold	6,457,173
Dividends and interest	34,263,573
Prepaid expenses	103,936
Total assets	8,952,371,116

Liabilities:
Payables:
Investment securities purchased	189,375,733
Fund shares redeemed	2,835,074
Advisory fees	2,886,122
Shareholder servicing fees (Note 7)	217,252
Fund services fees	325,362
Shareholder reporting fees	53,779
Trustees' fees and expenses	33,367
Legal fees	22,153
Trustees' deferred compensation (Note 3)	16,240
Auditing fees	15,000
Chief Compliance Officer fees	5,119
Accrued other expenses	246,225
Total liabilities	196,031,426
Commitments and contingencies (Note 8)
Net Assets	$8,756,339,690

Components of Net Assets:
Capital Stock — par value $0.01 per share; authorized 1,500,000,000 shares; outstanding 875,155,027 shares	$9,297,159,632
Total distributable earnings (accumulated deficit)	(540,819,942)
Net Assets	$8,756,339,690

Maximum Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$10,071,909
Shares of beneficial interest issued and outstanding	1,004,950
Redemption price per share	$10.02

Institutional Class Shares:
Net assets applicable to shares outstanding	$8,746,267,781
Shares of beneficial interest issued and outstanding	874,150,077
Redemption price per share	$10.01

See accompanying Notes to Financial Statements.

FPA New Income Fund

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2024

Investment income:
Interest	$412,126,541
Dividends	883,566
Total investment income	413,010,107

Expenses:
Advisory fees	41,850,263
Shareholder servicing fees - Investor Class (Note 7)	3,735
Shareholder servicing fees - Institutional Class (Note 7)	4,299,120
Fund services fees	1,306,582
Shareholder reporting fees	371,778
Trustees' fees and expenses	231,888
Registration fees	141,167
Insurance fees	122,575
Miscellaneous	73,067
Legal fees	31,591
Chief Compliance Officer fees	16,296
Auditing fees	14,889
Total expenses	48,462,951
Advisory fees waived	(10,733,883)
Net expenses	37,729,068
Net investment income (loss)	375,281,039

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(41,952,375)
Investments in affiliated issuers	(6,606,205)
Total realized gain (loss)	(48,558,580)
Net change in unrealized appreciation (depreciation) on:
Investments	413,384,628
Investments in affiliated issuers	29,474,161
Net change in unrealized appreciation (depreciation)	442,858,789
Net realized and unrealized gain (loss)	394,300,209

Net Increase (Decrease) in Net Assets from Operations	$769,581,248

See accompanying Notes to Financial Statements.

FPA New Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$375,281,039	$313,702,022
Total realized gain (loss) on investments and Investments in affiliated issuers - realized	(48,558,580)	(117,023,775)
Net change in unrealized appreciation (depreciation) on investments and Investments in affiliated issuers - unrealized	442,858,789	148,947,233
Net increase (decrease) in net assets resulting from operations	769,581,248	345,625,480

Distributions to Shareholders:
Distributions:
Investor Class[1]	(70,719)	-
Institutional Class	(348,540,473)	(314,654,099)
Total distributions to shareholders	(348,611,192)	(314,654,099)

Capital Transactions:
Net proceeds from shares sold:
Investor Class[1]	11,079,132	-
Institutional Class[2]	2,465,183,765	2,447,040,759
Reinvestment of distributions:
Investor Class[1]	45,135	-
Institutional Class[2]	302,676,804	278,157,295
Cost of shares redeemed:
Investor Class[1]	(1,169,168)	-
Institutional Class[2]	(2,261,511,387)	(4,402,768,672)
Net increase (decrease) in net assets from capital transactions	516,304,281	(1,677,570,618)

Total increase (decrease) in net assets	937,274,337	(1,646,599,237)

Net Assets:
Beginning of period	7,819,065,353	9,465,664,590
End of period	$8,756,339,690	$7,819,065,353

Capital Share Transactions:
Shares sold:
Investor Class[1]	1,117,131	-
Institutional Class[2]	253,058,848	257,247,782
Shares reinvested:
Investor Class[1]	4,518	-
Institutional Class[2]	31,103,997	29,263,126
Shares redeemed:
Investor Class[1]	(116,699)	-
Institutional Class[2]	(232,217,355)	(462,666,892)
Net increase (decrease) in capital share transactions	52,950,440	(176,155,984)

[1]	The Investor Class commenced operations on April 30, 2024. The data shown reflects operations for the period April 30, 2024 to September 30, 2024.
[2]	All existing class of shares were designated as Institutional Class Shares, effective April 30, 2024. The ticker symbol for Institutional Class Shares remains "FPNIX".

See accompanying Notes to Financial Statements.

FPA New Income Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

For the Period Ended September 30, 2024[1]
Net asset value, beginning of period	$9.63
Income from Investment Operations:
Net investment income[2]	0.18
Net realized and unrealized gain	0.37
Total from investment operations	0.55

Less Distributions:
From net investment income	(0.16)
Total distributions	(0.16)
Net asset value, end of period	$10.02

Total return[3]	5.80%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,072

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.78%[5]
After fees waived and expenses absorbed	0.55%[5,6]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	4.15%[5]
After fees waived and expenses absorbed	4.38%[5]

Portfolio turnover rate	63%[4]

[1]	The Investor Class commenced operations on April 30, 2024. The data shown reflects operations for the period April 30, 2024 to September 30, 2024.
[2]	Based on average shares outstanding for the period.
[3]	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.
[6]	The Adviser has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business) in excess of 0.55% of the average daily net assets of the Investor Class shares of the Fund from inception through July 27, 2024, and in excess of 0.554% of the average daily net assets of the Investor Class shares of the Fund from July 28, 2024 through April 30, 2025. This agreement may only be terminated earlier by the Fund's Board of Trustees (the "Board") or upon termination of the Advisory Agreement.

See accompanying Notes to Financial Statements.

FPA New Income Fund

FINANCIAL HIGHLIGHTS

Institutional Class*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended September 30,
	2024	2023	2022[1]	2021[1]	2020[1]
Net asset value, beginning of period	$9.51	$9.48	$10.02	$10.00	$10.00
Income from Investment Operations:
Net investment income (loss)[2]	0.44	0.36	0.15	0.13	0.23
Net realized and unrealized gain (loss)	0.47	0.03	(0.53)	0.03	0.013
Total from investment operations	0.91	0.39	(0.38)	0.16	0.24

Less Distributions:
From net investment income	(0.41)	(0.36)	(0.16)	(0.14)	(0.24)
Total distributions	(0.41)	(0.36)	(0.16)	(0.14)	(0.24)
Net asset value, end of period	$10.01	$9.51	$9.48	$10.02	$10.00

Total return[4]	9.74%	4.21%	(3.87)%	1.56%	2.41%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,746,268	$7,819,065	$9,465,665	$11,944,191	$8,646,909

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.58%	0.59%	0.59%	0.58%	0.57%
After fees waived and expenses absorbed	0.45%[5]	0.45%	0.46%	0.48%	0.49%[6]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	4.35%	3.59%	1.43%	1.18%	2.24%
After fees waived and expenses absorbed	4.48%	3.73%	1.56%	1.28%	2.32%[7]

Portfolio turnover rate	63%	50%	103%	81%	54%

*	All existing class of shares were designated as Institutional Class Shares, effective April 30, 2024. The ticker symbol for Institutional Class Shares remains "FPNIX".
[1]	Audits performed for the fiscal years indicated by the Fund's previous auditor, Ernst & Young LLP.
[2]	Based on average shares outstanding for the period.
[3]	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund's change in net realized and unrealized gain (loss) on investment transaction for the period.
[4]	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[5]	The Adviser has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business) in excess of 0.45% of the average daily net assets of the Institutional Class shares of the Fund through July 27, 2024, and in excess of 0.454% of the average daily net assets of the Institutional Class shares of the Fund from July 28, 2024 through April 30, 2025. This agreement may only be terminated earlier by the Fund's Board of Trustees (the "Board") or upon termination of the Advisory Agreement.
[6]	Includes voluntary fee waiver which reduced the ratio of expenses to average net assets after reimbursement from Adviser by 0.01%.
[7]	Includes voluntary fee waiver which increased the ratio of net investment income to average net assets after reimbursement form Adviser by 0.01%.

See accompanying Notes to Financial Statements.

FPA New Income Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2024

Note 1 – Organization

FPA New Income Fund (the “Fund”) is a diversified series of Investment Managers Series Trust III, (formerly, FPA Funds Trust), (the “Trust”), which is registered as an open-end management company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek current income and long-term total return taking into consideration capital preservation. First Pacific Advisors, LP (the “Adviser”) has served as the Fund’s investment adviser since July 11, 1984.

On July 28, 2023, the Fund acquired the assets and assumed the liabilities of FPA New Income, Inc. (the “Predecessor Fund”) in a tax-free reorganization pursuant to the Agreement and Plan of Reorganization (the “Plan of Reorganization”). The Plan of Reorganization was approved by the Trust’s Board and by the Predecessor Fund’s Board on May 8, 2023. The tax-free reorganization was accomplished on July 28, 2023. As a result of the reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Predecessor Fund.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Fund received the same aggregate share net asset value as noted below:

Shares Issued	Net Assets
830,265,591	$7,897,367,462

The net unrealized depreciation of investments transferred was $299,644,964 as of the date of the acquisition.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services— Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Adviser as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Adviser has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing. Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

FPA New Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2024

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares relative net assets, except for distribution and service fees which are unique to each class of shares relative net assets.

(c) Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying residential or commercial mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government. Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of residential or commercial mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but may contain some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

FPA New Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2024

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates.

(d) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund's current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of September 30, 2024, and during the prior three open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders

The Fund will make distributions of net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(f) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Adviser, at any time determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Adviser will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

FPA New Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2024

(g) Use of Estimates

The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(h) Stripped Mortgage-Backed Interest Only (“I/O”) and Principal Only (“P/O”) Securities

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O securities. The yield to maturity on I/Os is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

(i) Credit Risk

Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage-and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser. Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Adviser at the annual rate of 0.50% of the Fund’s average daily net assets. In addition, the Adviser has voluntarily agreed to waive the advisory fee it receives from the Fund by 0.05% from April 30, 2024 through July 27, 2024 and by 0.046% from July 28, 2024 through April 30, 2025 of the Fund’s average daily net assets. The Adviser will not seek recoupment of the advisory fees voluntarily waived.

The Adviser has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business) in excess of 0.45% of the average daily net assets of the Institutional Class shares of the Fund through July 27, 2024, and in excess of 0.454% of the average daily net assets of the Institutional Class shares of the Fund from July 28, 2024 through April 30, 2025, and in excess of 0.55% of the average daily net assets of the Investor Class shares of the Fund from inception through July 27, 2024, and in excess of 0.554% of the average daily net assets of the Investor Class shares of the Fund from July 28, 2024 through April 30, 2025. This agreement may only be terminated earlier by the Fund’s Board of Trustees (the “Board”) or upon termination of the Advisory Agreement. For the year ended September 30, 2024, the Adviser waived a portion of its advisory fees totaling $10,733,883.

FPA New Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2024

UMBFS serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended September 30, 2024, were $1,306,582. Such fees are reported on the Statement of Operations.

UMB Distribution Services, LLC (“UMB Distribution Services”), a wholly owned subsidiary of UMBFS, serves as the Fund’s distributor. The Adviser paid the fees for the Fund’s distribution-related services for the year ended September 30, 2024.

Certain trustees and officers of the Trust are employees of UMBFS, MFAC or the Adviser. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators or the Adviser. For the year ended September 30, 2024, the Fund’s allocated fees incurred to Trustees of the Trust who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”), were $231,888. Such fees are reported on the Statement of Operations.

On December 26, 2023, the Fund's Board of Trustees approved to adopt a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to defer some or all of their fees. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. A Trustee’s deferred fees are deemed to be invested in designated mutual funds available under the Plan. The Fund's liability for these amounts is adjusted for market value changes in the invested fund and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees' fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended September 30, 2024, were $16,296. Such fees are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At September 30, 2024, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$8,753,135,415

Gross unrealized appreciation	$245,420,002
Gross unrealized depreciation	(88,511,837)

Net unrealized appreciation/(depreciation)	$156,908,165

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net asset value per share. For the year ended September 30, 2024, permanent differences in book and tax accounting have been reclassified to paid in capital and total distributable earnings as follows:

FPA New Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2024

Increase (Decrease)
Paid in Capital	Distributable Earnings
-	-

As of September 30, 2024, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$23,464,404
Undistributed long-term capital gains	-
Tax accumulated earnings	23,464,404

Accumulated capital and other losses	(726,958,737)
Grantor Trust Basis Adjustments	5,766,226
Unrealized appreciation on investments	156,908,165
Total accumulated earnings (deficit)	$(540,819,942)

The tax character of the distributions paid during the fiscal years ended September 30, 2024 and September 30, 2023 were as follows:

Distributions paid from:	9/30/2024	9/30/2023
Ordinary Income	$348,611,192	$313,890,731
Net long term capital gains	-	-
Return of capital	-	763,368
Total distributions paid	$348,611,192	$314,654,099

As of September 30, 2024, the Fund had non-expiring capital loss carryforwards as follows:

Short-term	$(305,072,250)
Long-term	(421,886,344)
$(726,958,594)

During the tax year ended September 30, 2024, the Fund utilized $0 of short-term and $0 of long-term non-expiring capital loss carryforwards, respectively.

Note 5 – Investment Transactions

For the year ended September 30, 2024, purchases and sales of investments, excluding short-term investments, were $5,248,578,957 and $4,981,604,772, respectively.

FPA New Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2024

Note 6 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 7 – Shareholder Servicing Plan

On April 16, 2024, the Board of Trustees (the “Board”) approved a Shareholder Service Plan. Pursuant to the Shareholder Service Plan adopted by the Board, on behalf of the Fund, the Fund may pay a fee at an annual rate of up to 0.10% and 0.25% of its average daily net assets attributable to the Institutional Class and Investor Class shares of the Fund, respectively. The adoption of the Shareholder Service Plan does not constitute a change to the current fees being paid by Fund shareholders. The Fund does not pay these service fees on shares purchased directly. In addition, the Adviser may, at its own expense, pay financial representatives and/or shareholder servicing agents for these services. Such fees are reported on the Statement of Operations.

Note 8 – Commitments and Contingencies

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 2(a) and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities. As of September 30, 2024, the total unfunded amount was 0.19% of the Fund’s net assets.

As of September 30, 2024, the Fund had the following unfunded loan commitments outstanding:

Loan	Principal	Cost	Value	Unrealized Appreciation/ (Depreciation)	Unfunded Commitment
Lealand Finance Super Senior Exit LC	$10,625,126	$(20,351)	$(3,718,794)	$(3,698,443)	$10,625,126
McDermott Tanks Secured LC	$5,724,134	$(12,909)	$(572,413)	$(559,505)	$5,724,134

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

FPA New Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2024

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of September 30, 2024, in valuing the Fund’s assets carried at fair value:

Investments	Level 1	Level 2	Level 3	Total
Asset-Backed Securities
Auto	-	$674,279,407	-	$674,279,407
Collateralized Loan Obligation	-	330,166,612	-	330,166,612
Credit Card	-	143,876,268	-	143,876,268
Equipment	-	1,214,991,994	$9,745,908	1,224,737,902
Other	-	837,330,315	-	837,330,315
Commercial Mortgage-Backed Securities
Agency	-	1,303,206,334	-	1,303,206,334
Agency Stripped	-	30,939,654	-	30,939,654
Non-Agency	-	445,984,321	-	445,984,321
Corporate Bank Debt	-	12,853,546	14,265,059	27,118,605
Corporate Bonds
Communications	-	5,950,300	-	5,950,300
Consumer Discretionary	-	20,759,647	-	20,759,647
Financials	-	131,598,345	38,914,000	170,512,345
Health Care	-	43,563,608	-	43,563,608
Technology	-	-	42,500,000	42,500,000
Residential Mortgage-Backed Securities
Agency Collateralized Mortgage Obligation	-	1,780,288	-	1,780,288
Agency Pool Adjustable Rate	-	166,696,865	-	166,696,865
Agency Pool Fixed Rate	-	1,224,738,759	-	1,224,738,759
Non-Agency Collateralized Mortgage Obligation	-	509,935,942	4,166,581	514,102,523
U.S. Treasury Notes & Bonds	-	898,958,112	-	898,958,112
Common Stocks
Metals & Mining	-	-	49,921,392	49,921,392
Real Estate Services	$6,251,755	-	-	6,251,755
Transportation & Logistics	-	-	76,128,400	76,128,400
Short-Term Investments	21,832,504	648,707,664	-	670,540,168
	$28,084,259	$8,646,317,981	$235,641,340	$8,910,043,580

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities - Collateralized Loan Obligation	Asset-Backed Securities – Equipment	Corporate Bank Debt	Corporate Bonds	Common Stocks	Residential Mortgage- Backed Securities - Non- Agency Collateralized Mortgage Obligation
Beginning balance September 30, 2023	$18,957,184	$13,878,426	$14,637,886	$68,523,000	$110,739,264	$-
Transfers into Level 3 during the period	-	-	119,607	-	-	-
Transfers out of Level 3 during the period	-	-	-	-	-	-
Total realized gain/(loss)	-	2,623	5,583	-	(6,606,205)	-
Total unrealized appreciation/(depreciation)	-	1,006,357	(347,594)	-	29,474,160	-
Net purchases	-	-	19,253,657	12,891,000	68,276,627	4,166,581
Net sales	(18,957,184)	(5,141,498)	(19,404,080)	-	(75,834,054)	-
Balance as of Septmeber 30, 2024	$-	$9,745,908	$14,265,059	$81,414,000	$126,049,792	$4,166,581

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of September 30, 2024:

Asset Class	Fair Value September 30, 2024	Valuation Methodologies	Unobservable Input	Input Range/Value	Valuation Weighted Average of Input	Impact to Valuation From an Increase in Input(1)
Residential Mortgage-Backed Securities - Non-Agency Collateralized Mortgage Obligations	$4,166,581	Pricing Model(2)	Cost	$89.92	$89.92	Increase
Asset-Backed Securities - Equipment	$9,745,908	Third-Party Broker Quote(3)	Quotes/Prices	$87.50	$87.50	Increase
Common Stocks	$76,128,400	Pricing Model(4)	Quotes/Prices	$20.00	$20.00	Increase
	$49,921,392	Pricing Model(5)	Transaction Terms	$1.25	$1.25	Increase
Corporate Bank Debt	$14,834,802	Third-Party Broker Quote(3)	Quotes/Prices	$34.00 - $95.22	$81.79	Increase
	$2,670	Pricing Model(6)	Resdiual Value	$0.01	$0.01	Increase
	$(572,413)	Pricing Model(7)	Quotes/Prices	$90.00	$90.00	Increase
Corporate Bonds	$81,414,000	Pricing Model(8)	Cost	$100.00	$100.00	Decrease

(1)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.
(2)	The Pricing Model technique for Level 3 securities is based on the recent purchase price of the security, until independent vendor pricing is available.
(3)	The Third Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.
(4)	The Pricing Model technique for Level 3 securities involves the last reported trade in the security.
(5)	The Pricing Model technique for Level 3 securities involves the terms of a completed third-party acquisition of the company. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of the investment could be lower.
(6)	The Pricing Model technique for Level 3 securities involves evaluation of the residual value of a term loan that is pending any final liquidation distributions from the bankruptcy trustee.
(7)	The Pricing Model technique for Level 3 securities involves recently quoted funding prices of the security.
(8)	The fair value of the investment is based on the initial purchase price or more recent capital activity. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of the investment could be lower.

Note 10 – Investments in Affiliated Issuers

An affiliated issuer is an entity in which the Fund has ownership of a least 5% of the voting securities. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of September 30, 2024 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end:

Affiliated Security	Shares Held as of September 30, 2023	Beginning Value as of September 30, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) on Sales Affiliated Investment	Change in Unrealized Appreciation (Depreciation)	Transfer In (Out)	Ending Value as of September 30, 2024	Shares Held as of September 30, 2024	Dividend Income From Affiliated Investments
AIPCF VII A-BL Aggregator Cayman LP	-	$-	$68,276,627	$-	$-	$(18,355,235)	$-	$49,921,392	39,831,957	$-
Boart Longyear Group Ltd.⁽[a]⁾	43,018,605	41,212,449	-	(75,774,404)	(6,606,205)	41,168,160	-	-	-	-
PHI Group, Inc.	3,806,420	69,467,165	-	-	-	6,661,235	-	76,128,400	3,806,420	-
Total		$110,679,614	$68,276,627	$(75,774,404)	$(6,606,205)	$29,474,160	$-	$126,049,792		$-

(a)	Not an affiliate at the end of the period.

Note 11 – Restricted Securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. Investments in restricted securities are valued at net asset value as a practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

FPA New Income Fund

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2024

As of September 30, 2024, the Fund invested in the following restricted securities:

Issuer	Initial Acquisition Date	Cost	Fair Value	Fair Value as a % of Net Assets
AIPCF VII A-BL Aggregator Cayman LP	4/18/2024	$68,276,627	$49,921,392	0.57%
Apollo Debt Solution BDC Senior Notes, 8.620%, 9/28/2028	8/10/2023	26,023,000	26,023,000	0.30%
Capstone Acquisition Holdings, Inc. Term Loan, 9.445% (1-Month Term SOFR+460 basis points), 11/12/2029	04/30/2021	19,253,657	18,436,659	0.21%
Copper Property CTL Pass Through Trust	10/5/2017	25,752,396	6,251,756	0.07%
Heartland Dental LLC/Heartland Dental Finance Corp., 10.500% (1-Month Term SOFR+500 basis points), 04/30/2028	8/2/2021	40,439,112	43,563,608	0.50%
Hlend Senior Notes, 8.170%, 03/15/2028	02/16/2023	42,500,000	42,500,000	0.48%
JC Penney Corp., Inc., 5.568% (3-Month USD Libor+425 basis points), 06/23/2025	02/03/2021	-	2,670	0.00%
Lealand Finance Company B.V. Senior Exit LC, 5.250%, 06/30/2027	02/28/2020	(20,351)	(3,718,794)	-0.04%
McDermott Tanks Secured LC, 10.406% (3-Month Term SOFR+501.2 basis points), 12/31/2026	02/28/2020	(12,909)	(572,413)	-0.01%
McDermott Technology Americas, Inc., 8.960%, (1-Month Term SOFR+400 basis points), 12/31/2027	3/25/2024	150,580	116,937	0.00%
OCREDIT BDC Senior Notes, 7.770%, 03/07/2029	2/22/2024	12,891,000	12,891,000	0.15%
PHI Group, Inc.	08/19/2019	31,131,405	76,128,400	0.87%
Prop 2017-1A, 5.300%, 3/15/2042	2/9/2017	11,132,499	9,745,908	0.11%
Windstream Services LLC, 11.196% (1-Month Term SOFR+625 basis points), 09/21/2027	08/11/2020	11,834,646	12,853,546	0.15%
		$289,351,662	$294,143,669	3.36%

Note 12 – Market Disruption and Geopolitical Risks

Certain local, regional, or global events such as war, acts of terrorism, the spread of infectious illness and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and others like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Funds’ performance, the performance of the securities in which the Funds invest and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Funds’ investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 13 – New Accounting Pronouncements

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments to require mutual funds and exchange-traded funds (“ETFs”) to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Certain information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. The Fund has adopted procedures in accordance with the SEC’s rules and form amendments.

Note 14 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

Effective on or about December 6, 2024 (the “Effective Date”), Foreside Financial Group, LLC will complete its acquisition of UMB Distribution Services, LLC, the Funds’ distributor.  In connection with the acquisition, as of the Effective Date, the Funds’ distributor will change its name to Distribution Services, LLC.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust III

and the Shareholders of the FPA New Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the FPA New Income Fund (the “Fund”), a series of Investment Managers Series Trust III, including the schedule of investments, as of September 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the three years in the period ended September 30, 2022, were audited by other auditors, whose report dated November 28, 2022 expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of the Fund since 2023.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2024 by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 29, 2024

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not Applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not Applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

This information is included in Item 7, as part of the financial statements.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

FPA New Income Fund

Board Consideration of Investment Advisory Agreement (Unaudited)

At an in-person meeting held on April 16, 2024, the Board of Trustees (the “Board”) of Investment Managers Series Trust III (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and First Pacific Advisors, LP (the “Advisor”) with respect to the FPA New Income Fund series of the Trust (the “Fund”) for an additional one-year period from when it otherwise would expire. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg Index”), the Consumer Price Index (“CPI”) + 100 basis points, and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Short-Term Bond category (the “Fund Universe”) for the one-, three-, five-, and ten-year periods ended December 31, 2023; and reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings.

In renewing the Advisory Agreement, the Independent Trustees met separately in an executive session prior to the meeting with the Board to consider the Advisory Agreement, including the items discussed below, and were represented by their legal counsel with respect to the matters considered. The Board, including all of the Independent Trustees, then met and also considered a variety of factors for renewal of the Advisory Agreement, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent, and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s total return for the one-year period was above the Peer Group and Fund Universe median returns, the Bloomberg Index return, and the CPI + 100 basis points. For the three-year period, the Fund’s annualized total return was above the Peer Group and Fund Universe median returns and the Bloomberg Index return, but below the CPI + 100 basis points by 4.30%. The Fund’s annualized total return for the ten-year period was above the Fund Universe median return and the Bloomberg Index return, but below the Peer Group median return by 0.05% and the CPI +100 basis points by 1.58%. The Fund’s annualized total return for the five-year period was above the Fund Universe median return and the Bloomberg Index return, but below the Peer Group median return and the CPI + 100 basis points by 0.14% and 2.44%, respectively. The Trustees observed that the Fund’s volatility of returns, as measured by its standard deviation, and its downside volatility, as measured by its Morningstar risk score, ranked it in the first quartile of the funds (which is the most favorable) in the Peer Group for the three-, five-, and ten-year periods.

FPA New Income Fund

Board Consideration of Investment Advisory Agreement (Unaudited)

The Board also considered the overall quality of services provided by the Advisor to the Fund. In doing so, the Board considered the Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Advisor, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the Fund’s annual investment advisory fee (gross of fee waivers) was above the Peer Group and Fund Universe medians by 0.1565% and 0.20%, respectively. The Trustees observed that the Advisor has been waiving fees since 2016. The Trustees noted that the Fund’s advisory fee was higher than the fees that the Advisor charges to manage separate accounts for institutional investors with similar objectives and policies as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the institutional separate accounts that the Advisor manages, and noted the differences between the services provided by the Advisor to the Fund and those provided to the institutional separate accounts. The Trustees also noted that the Fund’s advisory fee was among the lowest of the advisory fees paid by other series of the Trust managed by the Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were slightly above the Peer Group and Fund Universe medians by 0.01% and 0.02%, respectively. The Trustees considered that the Fund’s total net expenses were not in the highest quartile of funds in the Peer Group or the Fund Universe.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Advisor provides to the Fund.

Advisor Profitability and Costs

The Board and the Independent Trustees considered information provided by the Advisor regarding the Advisor’s costs in providing services to the Fund, the profitability of the Advisor and the benefits to the Advisor from its relationship to the Fund. They reviewed and considered the Advisor’s representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost, and overhead costs with respect to the provision of investment advisory services. The Independent Trustees considered the general process through which individuals’ compensation is determined and then reviewed by the management committee of the Advisor, as well as the Advisor’s methods for determining that its compensation levels are set at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. The Board and the Independent Trustees recognized that the Advisor is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board observed that the Advisor had waived a significant portion of its advisory fee with respect to the Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of the Advisor from its relationship with the Fund was reasonable.

FPA New Income Fund

Board Consideration of Investment Advisory Agreement (Unaudited)

Economies of Scale

The Board and the Independent Trustees considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the advisory fee rate is reasonable in relation to the Fund’s asset levels and any economies of scale that may exist. The Board and the Independent Trustees considered the Advisor’s representation that its internal costs of providing investment management services to the Fund have increased in recent years as a result of a number of factors, including the ongoing and growing complexity of the Fund’s investments, as well as the Advisor’s investment in building a highly-seasoned trading, compliance, valuation, client service and operations staff to support the Advisor’s investment teams. The Trustees also noted the Advisor’s representation that it would continue making such investments in its personnel, systems, and facilities in an effort to maintain and increase the level and quality of services that it provides to the Fund. The Trustees also considered the Advisor’s willingness to close funds to new investors when it believes that a fund has limited capacity to grow or when it otherwise would be detrimental to fund shareholders.

The Board and the Independent Trustees recognized that the advisory fee schedule for the Fund does not have breakpoints. They considered that many registered funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund’s assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Trustees considered the Advisor’s statement that it believes that breakpoints are currently not warranted for the Fund given the ongoing investments the Advisor is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, and uncertainties regarding future growth or contraction in the Fund’s assets, all of which could negatively impact the Advisor’s profitability. The Board and the Independent Trustees concluded that the Fund is benefitting from the ongoing investments made by the Advisor in its team of personnel serving the Fund and in the Advisor’s service infrastructure, and that in light of these investments, the addition of breakpoints to the Fund’s advisory fee structure was not warranted at current asset levels.

Benefits to the Advisor

The Board and the Independent Trustees considered other “fall out” benefits to the Advisor as a result of its relationship with the Fund, other than the advisory fee, including research services provided to it by broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Advisor’s compliance program, the intangible benefits of its association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance.

FPA New Income Fund

Board Consideration of Investment Advisory Agreement (Unaudited)

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable.

(b) Not Applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(a)	(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Instruction to paragraph (a)(2). Not Applicable.

(a)	(3) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(a)	(4) Not Applicable.

(a)	(5) Not Applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust III

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President and Principal Executive Officer

Date	12/6/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President and Principal Executive Officer

Date	12/6/24

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer and Principal Financial Officer

Date	12/6/24